Events After the Reporting Period	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Events After the Reporting Period
52	EVENTS AFTER THE REPORTING PERIOD
Since January 2020, the coronavirus
pandemic
(“the COVID-19”) has spread across China and other countries, and governments have implemented a series of measures including travel restrictions and quarantines to contain the pandemic
, which adversely affected the transport industry where the Group operates. In response to the COVID-19, the Group adjusted the operating strategy, temporarily suspended or made adjustment on the operation of flights on some routes to safeguard the safety and health of passengers and employees, and deployed additional cargo capacity for pandemic
prevention materials. The Group will dynamically optimize and adjust its capacity based on the progress of pandemic
prevention and control and the recovery of market demand. The development and evolution of the COVID-19 in China and globally still has great uncertainty in the duration and severity, which may further amplify the adverse impact and delay on the recovery of airlines industry and travel demand. Given the uncertainty about the situation, the Group currently cannot estimate the impact to the financial performance and cash flows for the year 2020.
On March 31, 2020, the Board approved the 2019 profit distribution plan to propose cash dividend for 2019 of RMB0.050 per share (before tax), totaling RMB 0.819 billion (before tax) based on 16,379,509,203 shares of the Company. The aforesaid profit distribution proposal is subject to approval by the shareholders at the forthcoming 2019 annual general meeting of the Company.